                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  February 2, 2004
                                                 ------------------------------

                                 Citigroup Inc.
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             (Exact name of registrant as specified in its charter)


           Delaware                    1-9924                  52-1568099
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         (State or other             (Commission              (IRS Employer
         jurisdiction of             File Number)            Identification No.)
         incorporation)

            399 Park Avenue, New York, New York         10043
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        (Address of principal executive offices)      (Zip Code)

                                 (212) 559-1000
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              (Registrant's telephone number, including area code)
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                                 CITIGROUP INC.
                           Current Report on Form 8-K

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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Exhibits:

Exhibit No.       Description
-----------       -----------
1.01              Terms Agreement, dated February 2, 2004, among the Company and the underwriters named therein, relating to the offer and sale of the Company's 3.625% Notes due February 9, 2009.

4.01              Form of Note for the Company's 3.625% Notes due February 9,
                  2009.

                                       2
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 9, 2004                               CITIGROUP INC.


                                                       By:  /s/ Eric Wentzel
                                                            --------------------
                                                            Eric Wentzel
                                                            Assistant Treasurer